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                      The Children's Beverage Group, Inc.
                                PROMISSORY NOTE

Date of Note: January 2, 1999

Borrower:      The Children's Beverage Group, Inc.
               330 Melvin Drive
               Northbook, Illinois 60062

Leader:        Jon A. Darmstadter
               c/o The Children's Beverage Group, Inc.
               330 Melvin Drive
               Northbook, Illinois 60062

Principal Amount:  Varying, see below

Interest Rate: 12.0%, compounded quarterly

Promise to Pay: The Children's Beverage Group, Inc. ("Borrower") promises to pay to Jon A. Darmstadter ("Lender"), on order, in lawful money of the United States of America, the Principal Amount, as hereinafter defined, together with interest on the unpaid outstanding Principal Balance as demanded by Lender. Interest shall be calculated from the date of each advance until repayment of each advance with compounding as of the quarterly dates, as follows: March 31/st/, June 30/th/, September 30/th/, and December 31/st/ (the "Compounding Date" or "Compounding Date").

Principal Balance: The Principal Balance is defined as of any date as representing the sum of amounts advanced by the Lender up to that date and shall be reduced by any repayments of the Principal Balance or interest made by the Borrower as of that date. If the date of calculation corresponds with a Compounding Date, the Principal Balance will also include the interest accrued as of that Compounding Date.

General Provisions: This Promissory Note is payable on demand. The Borrower promises to pay all reasonable attorney's fees incurred by the Lender in enforcing any right or remedy hereunder. All parties agree that Lender may modify this Promissory Note without the consent of or notice to anyone other than the Borrower with whom such modification shall be made in writing, signed by both parties.

Agreed and signed this 2/nd/ day of January, 1999.

                                                                  Dated

Borrower:  The Children's
Beverage Group, Inc.
by Edward Ferry
Vice President                /s/ Edward R. Ferry
                             -------------------------------------

Lender:  Jon A. Darmstadter   /s/ Jon A. Darmstadter
                             -------------------------------------

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